PENN SERIES FUNDS, INC.

Large Cap Value Fund

Supplement dated August 29, 2014

to the Prospectus and Statement of Additional Information (“SAI”)

dated May 1, 2014, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Effective immediately, Mr. Warren N. Koontz no longer serves as a co-portfolio manager of the Large Cap Value Fund (the “Fund”). Arthur J. Barry remains as the portfolio manager of the Fund. Accordingly, effective immediately, all references to Mr. Koontz in the Prospectus and SAI are hereby deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM6546    08/14